VALIC COMPANY I
Asset Allocation Fund
Capital Conservation Fund
Global Social Awareness Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
Mid Cap Strategic Growth Fund
Mid-Cap Index
Nasdaq-100 Index Fund
Small-Cap Index Fund
Stock Index Fund
Supplement to the Statement of Additional Information dated October 1, 2009
VALIC COMPANY II
Aggressive Growth Lifestyle Fund
Conservative Growth Lifestyle Fund
Core Bond Fund
International Small Cap Equity Fund
Moderate Growth Lifestyle Fund
Strategic Bond Fund
Supplement to the Statement of Additional Information (SAI) dated January 1, 2010

     At a special meeting of shareholders held on March 26, 2010 (the “Meeting”), shareholders of the each of the funds listed above (the “Funds”) approved a new subadvisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and PineBridge Investments LLC (“PineBridge”), which became effective on March 26, 2010, upon the closing of the transaction whereby American International Group, Inc. sold a portion of its asset management business, including PineBridge and Brazos Capital Management, L.P. (“Brazos”), to Bridge Partners, L.P. PineBridge is a successor to AIG Global Investments Corp. (“AIGGIC”).
     All references to “AIGGIC,” “AIG Investments” in the statements of additional information are deleted in their entirety and replaced with “PineBridge.” All references to “Brazos” in the VALIC Company I (“VC I”) SAI are deleted in their entirety and replaced with “PineBridge.”
     On page 44 of the VC I SAI and on page 43 of the VALIC Company II (“VC II”) SAI in the section titled “Subadvisory Agreements,” the following information replaces information about the ownership of AIGGIC and Brazos, as applicable:
PineBridge is an indirect subsidiary of Bridge Partners, L.P., a partnership formed by Pacific Century Group, an Asia-based private investment group.
     On pages 50 and 51 of the VC I SAI and on page 47 of the VC II SAI in the section titled “Portfolio Managers — Compensation,” the paragraphs regarding compensation paid to AIGGIC portfolio managers is deleted in their entirety and replaced with the following:
PineBridge
Compensation for all PineBridge portfolio managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a portfolio manager’s individual performance and the overall performance of PineBridge Investments. In assessing individual performance of portfolio managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. A portfolio manager may also receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award the ultimate value of which would depend upon financial performance of the firm.
Date: April 20, 2010

VALIC COMPANY I
Asset Allocation Fund
Capital Conservation Fund
Global Social Awareness Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
Mid Cap Strategic Growth Fund
(the “Funds”)
Mid-Cap Index
Nasdaq-100 Index Fund
Small-Cap Index Fund
Stock Index Fund
(the “Index Funds”)
Supplement to the Prospectus dated October 1, 2009
This Supplement supersedes the supplement dated December 3, 2009

     At a special meeting of shareholders held on March 26, 2010 (the “Meeting”), shareholders of the Funds approved a new subadvisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and PineBridge Investments LLC (“PineBridge”), which became effective on March 26, 2010, upon the closing of the transaction whereby American International Group, Inc. sold a portion of its asset management business, including PineBridge and Brazos Capital Management, L.P. (“Brazos”), to Bridge Partners, L.P. PineBridge is a successor to AIG Global Investments Corp. (“AIGGIC”).
     All references to “Brazos” in the prospectus are deleted in their entirety and replaced with “PineBridge.” In the section of the Prospectus titled “About VC I’s Management — Investment Sub-Advisers,” the disclosure with respect to Brazos is hereby deleted.
     All references to “AIGGIC” and “AIG Investments” in the prospectus with respect to the Funds are deleted in their entirety and replaced with “PineBridge.” In addition, in the section of the Prospectus titled “About VC I’s Management — Investment Sub-Advisers,” the first paragraph under “AIGGIC” is hereby deleted and replaced with the following:
PineBridge Investments LLC (“PineBridge”)
70 Pine Street, New York, NY 10270
PineBridge is an indirect subsidiary of Bridge Partners, L.P., a partnership formed by Pacific Century Group, an Asia-based private investment group. PineBridge provides investment advice and markets asset management products and services to clients around the world. As of December 31, 2009, PineBridge managed approximately $87.3 billion.
A portion of the assets of the Mid Cap Strategic Growth Fund are managed by PineBridge. Michael S. Allocco is the lead manager for PineBridge and has day-to-day responsibility for making investment decisions on behalf of the Fund. Mr. Allocco works with a team of investment professionals. Mr. Allocco joined PineBridge in 2009 and was previously with Brazos Capital Management, L.P. since 2003 as a portfolio manager. Mr. Allocco has twelve years of industry experience.
     At the Meeting, shareholders of the Index Funds approved a new subadvisory agreement between VALIC and SunAmerica Asset Management Corp., which became effective on March 26, 2010. All references to AIGGIC as the sub-adviser of the Index Funds are deleted in their entirety. In the section of the Prospectus titled “About VC I’s Management — Investment Sub-Advisers — SunAmerica Asset Management Corp.” the disclosure is amended to add the following:
James O. Kurtz serves as the portfolio manager of the Nasdaq-100 Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund. Mr. Kurtz, Senior Vice President and Portfolio Manager, joined SAAMCo on December 1, 2009. He is responsible for the management and trading of a wide variety of domestic equity index funds managed by SAAMCo. Prior to joining SAAMCo, Mr. Kurtz was a senior portfolio manager of AIG Global Investment Corp. (“AIGGIC”) following the acquisition of American General Investment Management, L.P. in 2001. Prior to AIGGIC, Mr. Kurtz worked at Sears Investment Management Co., the retirement fund management subsidiary of Sears, Roebuck and Co. from 1978 to 2000.
Date: April 20, 2010